UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2025

PIONEER FLOATING RATE FUND, INC.

(Registrant)

PIONEER DIVERSIFIED HIGH INCOME FUND, INC.

PIONEER HIGH INCOME FUND, INC.

PIONEER MUNICIPAL HIGH INCOME FUND, INC.

PIONEER MUNICIPAL HIGH INCOME ADVANTAGE FUND, INC.

PIONEER MUNICIPAL HIGH INCOME OPPORTUNITIES FUND, INC.

(Co-Registrants)

(Exact name of registrant as specified in its charter)

Maryland

811-21654

(Pioneer Floating Rate Fund, Inc.)

811-22014

(Pioneer Diversified High Income Fund, Inc.)

811-21043

(Pioneer High Income Fund, Inc.)

811-21321

(Pioneer Municipal High Income Fund, Inc.)

811-21409

(Pioneer Municipal High Income Advantage Fund, Inc.)

811-23699

(Pioneer Municipal High Income Opportunities Fund, Inc.)

58-2683903

(Pioneer Floating Rate Fund, Inc.)

20-8779403

(Pioneer Diversified High Income Fund, Inc.)

02-0563892

(Pioneer High Income Fund, Inc.)

03-0512430

(Pioneer Municipal High Income Fund, Inc.)

81-0634319

(Pioneer Municipal High Income Advantage Fund, Inc.)

87-0966308

(Pioneer Municipal High Income Opportunities Fund, Inc.)

(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

60 State Street,

Boston, MA

(Address of principal executive offices)

02109

(Zip Code)

1-617-742-7825

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHD	New York Stock Exchange
Common Stock	HNW	NYSE American
Common Stock	PHT	New York Stock Exchange
Common Stock	MHI	New York Stock Exchange
Common Stock	MAV	New York Stock Exchange
Common Stock	MIO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 8.01 Other Events.

Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Fund’s current investment adviser, has been combined with Victory Capital Holdings, Inc., the parent company of Victory Capital Management Inc. (“Victory Capital”) (the “Transaction”). All portfolio managers of Amundi US have become employees of Victory Capital.

In connection with the Transaction, the Fund’s Board of Directors unanimously approved a new investment advisory agreement for the Fund with Victory Capital (the “New Advisory Agreement”), which has been submitted to the Fund’s shareholders for their approval. To date, the Fund has not received a sufficient number of proxies from shareholders to approve the New Advisory Agreement. The Fund continues to solicit proxies from shareholders to approve the New Agreement.

As a result of the Transaction, the Fund’s current investment advisory agreement with Amundi US has terminated automatically. The Fund’s Board has approved an interim investment advisory agreement (the “Interim Advisory Agreement”) with Victory Capital, which will be effective until the earlier of (i) shareholder approval of the New Advisory Agreement; or (ii) 150 days after April 1, 2025. The terms of the Interim Advisory Agreement (including fees) are substantially the same as the terms of the Fund’s investment advisory agreement with Amundi US. Investment advisory fees payable under the Interim Advisory Agreement will be held in escrow during the term of the Interim Advisory Agreement. In the event shareholders do not approve the New Advisory Agreement by August 29, 2025 (150 days from April 1, 2025), the Fund’s Board will consider other alternatives.

The foregoing disclosure is not intended to solicit a proxy from any Fund shareholder.

Shareholders recently received, by mail or email a proxy statement dated February 10, 2025 relating to the New Advisory Agreement. Shareholders are urged to read the proxy statement carefully and its entirety. The proxy statement contains important information regarding the New Advisory Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2025

Pioneer Floating Rate Fund, Inc.
Pioneer High Income Fund, Inc.
Pioneer Diversified High Income Fund, Inc.
Pioneer Municipal High Income Fund, Inc.
Pioneer Municipal High Income Advantage Fund, Inc.
Pioneer Municipal High Income Opportunities Fund, Inc.

/s/ Patricia McClain
Name: Patricia McClain
Title: Secretary